UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2025

ENZON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36435 (Commission File Number)	22-2372868 (IRS Employer Identification No.)

20 Commerce Drive (Suite 135), Cranford, New Jersey (Address of principal executive offices)	07016 (Zip Code)

(732) 980-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 7, 2025, the Board of Directors (the “Board”) of Enzon Pharmaceuticals, Inc. (the “Company”) approved an increase in the number of directors on the Board to four and appointed Stephen T. Wills as a director, effective immediately. Mr. Wills will serve until the next annual meeting of the Company’s stockholders and until his successor is elected and qualified, subject to his earlier death, resignation, disqualification or removal.

Mr. Wills, age 67, CPA, MST, currently serves as the Chief Financial Officer, Treasurer, Secretary (since 1997), and Chief Operating Officer (since 2011), of Palatin Technologies, Inc. a biopharmaceutical company developing medicines based on molecules that modulate the activity of the melanocortin receptor system. Mr. Wills has served on the board of directors of MediWound Ltd. (Nasdaq: MDWD), a biopharmaceutical company focused on treatment in the fields of severe burns, chronic and other hard to heal wounds, since April 2017, and as chairperson from October 2017 until August 2022, and is the chair of the audit committee and a member of the compensation committee. Mr. Wills served on the board of directors of Gamida Cell Ltd., a cellular and immune therapeutics company, and as chair of the audit committee and a member of the compensation committee, from March 2019 through June 2024, when Gamida was acquired by Highbridge Capital Management. Mr. Wills served as the Chief Financial Officer of Cactus Acquisition Corp, a Special Purpose Acquisition Company, from November 2021 until March 2024, when a new sponsor acquired majority ownership.   Mr. Wills served on the board of directors of Amryt Pharma, a biopharmaceutical company focused on developing and delivering treatments to help improve the lives of patients with rare and orphan diseases, and as chair of the audit committee and a member of the compensation committee, from September 2019 through April 2023, when Amryt was acquired by Chiesi Farmaceutici. Mr. Wills, a certified public accountant, earned his Bachelor of Science in accounting from West Chester University, and a Master of Science in taxation from Temple University.

There are no arrangements or understandings between Mr. Wills and any other persons pursuant to which Mr. Wills was selected as a director of the Company. The Company is not aware of any relationships or transactions in which Mr. Wills has or will have an interest, or was or is a party, requiring disclosure under Item 404(a) of Regulation S-K. No material plan, contract or arrangement (written or otherwise) to which Mr. Wills is a party or a participant was entered into or materially amended in connection with him joining the Board, and Mr. Wills did not receive any grant or award or any modification thereto, under any such plan, contract or arrangement in connection with such event, other than the normal cash fees payable to the Company's directors.

Item 8.01 Other Events

On January 7, 2025, the Board formed a special committee of independent directors (the “Special Committee”) and has delegated full authority to the Special Committee to consider, negotiate and vote upon any proposed transaction that may be put forth by Viskase Companies, Inc. (the “Proposal”), as well as any strategic alternatives that may be put forth with regard to the Proposal. The Special Committee is comprised of Randolph Read, serving as Chairman, and Stephen T. Wills.

The Special Committee has not received any terms of such Proposal and has not made any decision with respect to such Proposal. The Company and the Special Committee do not undertake any obligations to provide any updates with respect to the Proposal or any other transaction, except as required by applicable law or other regulatory requirements. There can be no assurance that any transaction will result from the Special Committee’s evaluation of the Proposal, or, if so, the timing, terms and conditions of such transaction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding: the Special Committee’s review and consideration of the Proposal, and the timing thereof; and the terms of any related transaction and the timing thereof. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: there can be no assurance that any transaction will result from the Special Committee’s evaluation of the Proposal, or, if so, the timing, terms and conditions of such transaction; and volatility in capital markets and general economic conditions, as well as other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and our other filings with the Securities and Exchange Commission, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s beliefs as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)
Date: January 10, 2025
	By:	/s/ Richard L. Feinstein
	Name:	Richard L. Feinstein
	Title:	Chief Executive Officer, Chief Financial Officer and Secretary